EXHIBIT 10.55


                     SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 7, 1999, by and among eFax.com, Inc., a Delaware corporation, with headquarters located at 1378 Willow Road, Menlo Park, California 94025 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     B. The Company has authorized the following new series of its preferred stock, par value $.01 per share: the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), which shall be convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Preferred Stock, substantially in the form attached hereto as Exhibit A (the "Certificate of Designations");

     C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of up to 1,500 shares of the Preferred Stock (the "Preferred Shares") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers and warrants, in substantially the form attached hereto as Exhibit E (the "Warrants"), to acquire 200 shares of Common Stock for each Preferred Share purchased (as exercised, collectively, the "Warrant Shares"); and

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.


     NOW THEREFORE, the Company and the Buyers hereby agree as follows:

     1.     PURCHASE AND SALE OF PREFERRED SHARES.
          -------------------------------------

          a.   Purchase of Preferred Shares.  Subject to the satisfaction
               ----------------------------
(or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Preferred Shares set forth opposite such Buyer's name on the Schedule of Buyers, along with Warrants to acquire the respective number of Warrant Shares set forth opposite such Buyer's name on the Schedule of Buyers (the "Closing"). The purchase price (the "Purchase Price") of the Preferred Shares and the related Warrants at the Closing shall be $15,000,000.

           b.  Closing Date.  The date and time of the Closing (the "Closing
               ------------
Date") shall be 10:00 a.m. Central Time, within three (3) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

          c.   Form of Payment.  On the Closing Date, (i) each Buyer shall
               ---------------
pay the Purchase Price to the Company for the Preferred Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, stock certificates (in the denominations as such Buyer shall request) (the "Preferred Stock Certificates") representing such number of the Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers) along with the Warrants such Buyer is purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers) hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

     2.     BUYER'S REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

          Each Buyer represents and warrants with respect to only itself that:

          a.   Investment Purpose.  Such Buyer (i) is acquiring the
               ------------------
Preferred Shares and the Warrants, (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable and (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof (the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          b.   Accredited Investor Status.  Such Buyer is an "accredited
               --------------------------
investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          c.   Reliance on Exemptions.  Such Buyer understands that the
               ----------------------
Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to

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

determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          d.   Information.  Such Buyer and its advisors, if any, have been
               ------------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          e.   No Governmental Review.  Such Buyer understands that no
               ----------------------
United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          f.   Transfer or Resale.  Such Buyer understands that except as
               ------------------
provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with assurances reasonably acceptable to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g.   Legends.  Such Buyer understands that, subject to the last
               -------
paragraph of this Section 2(g), the certificates or other instruments representing the Preferred Shares and the Warrants and the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are sold in a registered sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with assurances reasonably acceptable to the Company that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h.   Validity; Enforcement.  This Agreement has been duly and
               ---------------------
validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     i.   Residency.  Such Buyer is a resident of that country specified in
          ---------
its address on the Schedule of Buyers.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company represents and warrants to each of the Buyers that:

          a.   Organization and Qualification.  The Company and its
               ------------------------------
"Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or

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

indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

          b.   Authorization; Enforcement; Validity.  (i) The Company has
               ------------------------------------
the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except such stockholder approval as may be required (A) by the Nasdaq National Market for the issuance of a number of Conversion Shares which is greater than 20% of the number of shares of Common Stock outstanding on the Closing Date ("20% Approval") or (B) to increase the number of authorized shares of Common Stock of the Company), (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Certificate of Designations has been filed with the Secretary of State of the State of Delaware and has not been amended since the date it was filed.

          c.   Capitalization.  As of the date hereof, the authorized
               --------------
capital stock of the Company consists of (i) 35,000,000 shares of Common Stock, of which as of May 5, 1999, 12,415,655 shares are issued and outstanding, 3,234,144 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 204,832 shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, of which as of the date hereof zero shares are issued and outstanding. As of the Closing Date the Company shall not have issued or reserved for issuance any shares of Common Stock since May 5, 1999 except pursuant to the exercise of options for which shares of Common Stock were reserved as of May 5, 1999 and are reflected in the number of reserved shares set forth in clause (i) of the immediately preceding sentence. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound to issue currently or potentially in the future additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement),
(v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound to redeem currently or potentially in the future a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

          d.   Issuance of Securities.  The Preferred Shares are duly
               ----------------------
authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations. A sufficient number of shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants. Upon conversion or exercise in accordance with the Certificate of Designations or the Warrants, as the case may be,

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

the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations set forth in Section 2, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          e.   No Conflicts.  Except as disclosed in Schedule 3(e), the
               ------------
execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in
Schedule 3(e), neither the Company or any of its Subsidiaries is in violation or any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by the Transaction Documents and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Certificate of Designations, in each case in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain on or prior to the Closing Date pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market, including, without limitation, the requirements set forth in Rule 4460 of the Nasdaq National Market.

          f.   SEC Documents; Financial Statements.  Since December 31,
               -----------------------------------
1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). A complete list of the SEC Documents is set forth on Schedule 3(f). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

          g.   Absence of Certain Changes.  Except as disclosed in Schedule
               --------------------------
3(g), since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Except as disclosed in Schedule 3(g), since December 31, 1998, the Company has not declared or paid any dividends, sold any assets in excess of $1,000,000 outside of the ordinary course of business or had capital expenditures in excess of $1,000,000.

          h.   Absence of Litigation.     There is no action, suit,
               ---------------------
proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against the Company, the Common Stock or any of the Company's Subsidiaries or,

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

to the knowledge of the Company, any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 3(h).

          i.   Acknowledgment Regarding Buyers' Purchase of Preferred
               ------------------------------------------------------
Shares.  The Company acknowledges and agrees that each of the Buyers is
------
acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          j.   No General Solicitation.  Neither the Company, nor any of its
               -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          k.   No Integrated Offering.  Neither the Company, nor any of its
               ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or, except as set forth on Schedule 3(k) cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company nor any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of provisions relating to the 20% Approval.

          l.   Employee Relations. No executive officer (as defined in Rule
               ------------------
501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

          m.   Intellectual Property Rights.  Except as disclosed in the SEC
               ----------------------------
Documents, each of the Company and each Subsidiary (i) to the knowledge of the Company and the Subsidiaries, owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Documents or owned or used by it or which are necessary for the conduct of its business, except for failure to own or possess any such rights as would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, and (ii) has no reason to believe, and is not aware of any claim, that the conduct of its business will conflict with any such rights of others which conflict or claim is or would be material to the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole.

          n.   Tax Status.  The Company and each of its Subsidiaries has
               ----------
made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          o.   Transactions With Affiliates.  Except as set forth on
               ----------------------------
Schedule 3(o) and in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          p.   Application of Takeover Protections.  The Company and its
               -----------------------------------
board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

          q.   Rights Agreement.  The Company has not adopted a shareholder
               ----------------
rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          r.   Year 2000 Compliance.  The Company has initiated a review and
               --------------------
assessment of all areas within its and each Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of the Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999). Based on the foregoing, the Company believes that the computer applications that are currently material to its or any Subsidiaries' business and operations are reasonably expected to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

     4.   COVENANTS.
          ---------

          a.   Best Efforts.  Each party shall use its best efforts timely
               ------------
to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b.   Form D and Blue Sky.  The Company agrees to file a Form D
               -------------------
with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall determine is reasonably necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

          c.   Reporting Status.  Until the earlier of (i) the date which is
               ----------------
one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and the Warrant Shares and
(B) none of the Preferred Shares or Warrants is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

           d.  Use of Proceeds.  The Company will use the proceeds from the
               ---------------
sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

          e.   Financial Information.  The Company agrees to send the
               ---------------------
following to each Investor during the Registration Period: (i) unless the following are filed with the SEC through EDGAR and are available to the public through

EDGAR, within one (1) business day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

          f.   Right of First Refusal. Subject to the exceptions described
               ----------------------
below, the Company and its Subsidiaries shall not contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the date hereof and ending on, and including, the date which is one year after the Closing Date, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "Future Offering Notice") describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering (the limitations referred to in this and the preceding sentence are collectively referred to as the "Capital Raising Limitations"). For purposes of this Section 4(g), "Aggregate Percentage" at any time with respect to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of the Preferred Shares initially issued to such Buyer by (ii) the aggregate number of the Preferred Shares initially issued to all the Buyers. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within five (5) business days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Buyers fail to elect to purchase up to each such Buyer's Aggregate Percentage, then each Buyer which has indicated that it is willing to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (determined in the same manner as described in the preceding sentence) of the securities in the Future Offering which one or more of the Buyers have not elected to purchase. In the event the Buyers fail to elect to fully participate in the Future Offering within the periods described in this Section 4(g), the Company shall have 60 days thereafter to sell the securities of the Future Offering that the Buyers did not elect to purchase, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 60 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(g). The Capital Raising Limitations shall not apply to (i) a loan from a commercial bank which does not have any equity feature, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), (C) as consideration for the acquisition of a business, product, license or other assets by the Company, or
(D) equipment lease financing, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, officers, directors or consultants for services provided to the Company. The Buyers shall not be required to participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

          g.   Listing.  The Company shall promptly secure the listing of
               -------
all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Certificate of Designations. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, The Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. (collectively, the "Principal Market"). The Company shall promptly, and in no event later than 10 business days, provide to each Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses incurred by the Company in connection with satisfying its obligations under this Section 4(h).

          h.   Expenses.  Upon submission of appropriate receipts, subject
               --------
to Section 9(l) below, at the Closing, the Company shall reimburse the Buyers for the Buyers' expenses (including reasonable attorneys' fees and expenses) in due diligence and negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby (including the review of any provision of information for the Registration Statement) up to an aggregate of $35,000.

          i.   Filing of Form 8-K.  On or before May 17, 1999, the Company
               ------------------
shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act or, at the Company's option, a Form 10-Q containing the information that would otherwise be disclosed in such Form 8-K.

          j.   Right to Exchange Preferred Shares.  Subject to the
               ----------------------------------
exceptions described below, so long as any Preferred Shares remain outstanding, if the Company issues or agrees to issue any equity securities or any instrument convertible into or exercisable or exchangeable for equity securities of the Company (other than pursuant to a firm commitment, underwritten public offering) ("New Equity Securities"), the Company shall provide written notice thereof via facsimile and overnight courier to each holder of Preferred Shares ("New Financing Notice") at least ten (10) days prior to the date that the Company enters into any agreement with respect to any New Equity Securities or issues any New Equity Securities. Within one business day after each issuance of New Equity Securities, the Company shall make an irrevocable exchange offer to each holder of Preferred Shares on such terms and conditions as each such holder shall reasonably require to exchange any or all of such holder's Preferred Shares for a like amount (based on the following formula to value each Preferred Share: the Stated Value plus any accrued and unpaid dividends) of the New Equity Securities. Each such exchange offer shall remain open until the earlier of
(i) the date which is 15 business days after the receipt by each holder of Preferred Shares of the New Financing Notice or (ii) such time as all of the holders of Preferred Shares accept or reject, in writing, such exchange offer (the "Exchange Offer Notice Period"). Notwithstanding the foregoing, a holder of Preferred Shares shall not be entitled pursuant to this Section 4(j) to exchange such Preferred Shares for securities issued by the Company as part of
(i) a loan from a commercial bank which does not have any equity feature, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), (C) as consideration for the acquisition of a business, product, license or other assets by the Company, or (D) equipment lease financing, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, officers, directors or consultants for services provided to the Company.

          k.     Restrictions on Sales.  Each Buyer severally agrees during
                 ---------------------
the 20 trading days immediately preceding the One-Year Adjustment Date (as defined in the Certificate of Designations), such Buyer will not sell any shares of Common Stock at a price below the Conversion Price (as defined in the Certificate of Designations ) then in effect.

          l.     Compliance with Section 9 of Securities Exchange Act.  So
                 ----------------------------------------------------
long as a Buyer holds any Preferred Shares, such Buyer will comply at all times with the provisions of Section 9 of the 1934 Act, and the rules promulgated thereunder, with respect to transactions involving the securities of the Company.

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------

          The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants (the "Irrevocable Transfer Agent Instructions"). All certificates representing the Conversion Shares and Warrant Share shall bear the restrictive legend specified in Section 2(g) until such legend is permitted to be removed pursuant to the last paragraph of Section 2(g). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in
Section 4(d) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with assurances reasonably acceptable to the Company that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------

          The obligation of the Company hereunder to issue and sell the Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

          a. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

          b. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

          c. Such Buyer shall have delivered to the Company the Purchase Price for the Preferred Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          d. The representations and warranties of such Buyer shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 2 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
          -------------------------------------------------

          The obligation of each Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          a. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer.

          b. The Certificate of Designations, shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          c. The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by the SEC or the Principal

Market and the Conversion Shares and the Warrant Shares shall be listed upon the Principal Market.

          d. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and an update as of the Closing Date regarding the representation contained in Section 3(c) above.

          e. Such Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

          f. The Company shall have executed and delivered to such Buyer the Warrants and the Preferred Stock Certificates (in such denominations as such Buyer shall request) for the Preferred Shares being purchased by such Buyer at the Closing.

          g. The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii).

          h. The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          i. The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company in Delaware and the qualification and good standing of the Company in California issued by the Secretary of State of each such state as of a date within 10 days of the Closing Date.

          j. The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Delaware within 10 days of the Closing Date.

          k. The Company shall have delivered to such Buyer a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in
Section 7(g), (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

          l. The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

          m. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, except such filings as are not required to be made on or prior to the Closing Date.

     8.   INDEMNIFICATION.  In consideration of each Buyer's execution and
          ---------------
delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents and the Certificate of Designations, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to
(a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or the Certificate of Designations or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.     GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          a.   Governing Law; Jurisdiction; Jury Trial.  All questions
               ---------------------------------------
concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this agreement or any transaction contemplated hereby.

          b.   Counterparts.  This Agreement may be executed in two or more
               ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          c.   Headings.  The headings of this Agreement are for convenience
               --------
of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d.   Severability.  If any provision of this Agreement shall be
               ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e.   Entire Agreement; Amendments.  This Agreement supersedes all
               ----------------------------
other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designations unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

          f.   Notices.  Any notices, consents, waivers or other
               -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          eFax.com, Inc.
          1378 Willow Road
          Menlo Park, California 94025
          Telephone:     650-688-6810

          Facsimile:     650-470-6969
          Attention:     Todd J. Kenck, Chief Financial Officer


     With a copy to:

          Cooley Godward LLP
          Five Palo Alto Square
          3000 El Camino Real
          Palo Alto, California 94306
          Telephone:      650-843-5000
          Facsimile:      650-857-0663
          Attention:      Patrick A. Pohlen, Esq.

     If to the Transfer Agent:

          American Stock Transfer & Trust Company
          6201 15th Avenue
          Brooklyn, New York 11219
          Telephone:     718-921-8293
          Facsimile:     718-921-8334
          Attention:     Isaac Kagen

If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          g.   Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, including by merger or consolidation, except pursuant to a Major Transaction (as defined in Section 3(c) of the Certificate of Designations) with respect to which the Company is in compliance with
Section 3 of the Certificate of Designations. A Buyer may assign some or all of its rights hereunder to (i) a Permitted Transferee (as defined below) without the consent of the Company and (ii) to a person which is not a Permitted Transferee with the prior consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by such Securities. For purposes of this Section 9(i), a "Permitted Transferee" shall mean (i) a Buyer, (ii) an Affiliate (as that term is defined in Rule 501(b) under the 1933 act) of a Buyer, (iii) any holder of Preferred Shares or Warrants and (iv) any Affiliate of a holder of Preferred Shares or Warrants.

          h.   No Third Party Beneficiaries.  This Agreement is intended for
               ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i.   Survival.  Unless this Agreement is terminated under Section
               --------
9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j.   Publicity.  The Company and each Buyer shall have the right
               ---------
to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k.   Further Assurances.  Each party shall do and perform, or
               ------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l.   Termination.  In the event that the Closing shall not have
               -----------
occurred with respect to a Buyer on or before five (5) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Buyers pursuant to this Section 9(l), the Company shall remain obligated to reimburse the nonbreaching Buyers for the expenses described in Section 4(i) above.

          m.   Placement Agent.  The Company acknowledges that it has
               ---------------
engaged Reedland Capital Partners as placement agent in connection with the sale of the Preferred Shares and the related Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions (other than those of placement agents or brokers engaged by a Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim. Each Buyer, severally and not jointly, represents that it has not engaged any placement agent or broker for the sale by the Company of the Preferred Shares and Warrants to such Buyer.

          n.   No Strict Construction.  The language used in this Agreement
               ----------------------
will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          o.   Remedies.  Each Buyer and each holder of the Securities shall
               --------
have all rights and remedies set forth in the Transaction Documents and the Certificate of Designations and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          p.   Payment Set Aside.  To the extent that the Company makes a
               -----------------
payment or payments to the Buyers hereunder or pursuant to the Certificate of Designations or Warrants or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                               *  *  *  *  *  *

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

    COMPANY:                                          BUYERS:
    -------                                           ------
EFAX.COM, INC.                               FISHER CAPITAL LTD.


By:     /s/ EDWARD R. PRINCE III         By:     /s/ DANIEL J. HOPKINS
    ------------------------------             --------------------------
Name:   Edward R. Prince III             Name:     Daniel J. Hopkins
      ----------------------------
Its:   CEO and Chairman                  Its:     Authorized Signatory
      ----------------------------


                                             WINGATE CAPITAL LTD.


                                             By:  /s/ DANIEL J. HOPKINS
                                                  -----------------------
                                             Name:  Daniel J. Hopkins
                                             Its:   Authorized Signatory

     SCHEDULE OF BUYERS



    Investor's Name               Investor Address           Number of       Investor's Legal
                                and Facsimile Number         Preferred       Representatives'
                                                              Shares/          Address and
                                                              Warrant        Facsimile Number
                                                              Shares
-----------------------  --------------------------------  -----------   -------------------------

Fisher Capital Ltd.      Citadel Investment Group, L.L.C.  975/195,000  Katten Muchin & Zavis
                         225 West Washington Street                     525 W. Monroe Street
                         Chicago, Illinois 60606                        Chicago, Illinois 60661-3693
                         Attention: Daniel Hopkins                      Attention: Robert J.
                         Facsimile: (312) 338-0780                        Brantman, Esq.
                         Telephone: (312) 338-7800                      Facsimile: (312) 902-1061
                         Residence: Illinois                            Telephone: (312) 902-5200


Wingate Capital Ltd.     Citadel Investment Group, L.L.C.  525/105,000  Katten Muchin & Zavis
                         225 West Washington Street                     525 W. Monroe Street
                         Chicago, Illinois 60606                        Chicago, Illinois 60661-3693
                         Attention: Daniel Hopkins                      Attention: Robert
                         Facsimile: (312) 338-0780                        J. Brantman, Esq.
                         Telephone: (312) 338-7800                      Facsimile: (312) 902-1061
                         Residence: Illinois                            Telephone: (312) 902-5200




  SCHEDULES
  ---------
Schedule 3(a)     Subsidiaries
Schedule 3(c)     Capitalization
Schedule 3(e)     Conflicts
Schedule 3(f)     SEC Documents
Schedule 3(g)     Material Changes
Schedule 3(h)     Litigation
Schedule 3(k)     Integrated Offerings
Schedule 3(o)     Transactions with Affiliates
Schedule 4(d)     Use of Proceeds



  EXHIBITS
  --------
Exhibit A     Form of Certificate of Designations, Preferences and Rights of
              the Preferred Shares
Exhibit B     Form of Registration Rights Agreement
Exhibit C     Form of Company Counsel Opinion
Exhibit D     Form of Irrevocable Transfer Agent Instructions
Exhibit E     Form of Warrant
